SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): APRIL 1, 2005

CROGHAN BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

0-20159
(Commission File Number)

OHIO	31-1073048
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

323 CROGHAN STREET, FREMONT, OHIO	43420
(Address of principal executive offices)	(Zip Code)

(419) 332-7301
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

Mr. William C. Hensley, Vice President and Special Projects Manager, will retire from The Croghan Colonial Bank (the “Bank”), a wholly-owned subsidiary of Croghan Bancshares, Inc. (“Croghan”), effective on May 1, 2005 with his last working day being April 1, 2005. Mr. Hensley served in various capacities, including Vice President and Chief Lending Officer, during his 42 years of dedicated service to the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROGHAN BANCSHARES, INC.
(Registrant)

Date: April 1, 2005	/s/ Steven C. Futrell

Steven C. Futrell, President & CEO